SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 8, 2006

FIRSTCITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosures.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosures” and Item 2.02, “Results of Operations and Financial Condition.”

On November 8, 2006, FirstCity Financial Corporation (“FirstCity” or the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2006 and certain other information.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)                     Exhibits

The following exhibits are furnished with this Form 8-K.

99.1         Text of press release of FirstCity Financial Corporation issued on November 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstCity Financial Corporation

Date:	November 8, 2006	By:	/S/ J. Bryan Baker
J. Bryan Baker Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	—	Text of press release of FirstCity Financial Corporation issued on November 8, 2006.